Exhibit 10.1

                                                                  EXECUTION COPY

                      2004 EXTENSION AND FUNDING AGREEMENT

         This 2004 Extension and Funding Agreement (the "2004 Extension and Funding Agreement" or "Agreement") is entered into as of the 8th day of September, 2004, by and among: (1) Dell Financial Services L.P., a Delaware limited partnership ("DFS"); (2) Dell Credit Company L.L.C., a Delaware limited liability company ("General Partner"); (3) DFS-SPV L.P., a Delaware limited partnership ("DFS-SPV"); (4) DFS-GP, Inc., a Delaware corporation ("DFS-GP");
(5) Dell Inc. , a Delaware corporation ("Dell"); (6) Dell Gen. P. Corp., a Delaware corporation ("Dell Gen. P."); (7) Dell DFS Corporation, a Delaware corporation ("Dell DFS"); (8) CIT Group Inc., a Delaware corporation ("CIT");
(9) CIT Financial USA, Inc., a Delaware corporation ("CIT Financial"); (10) CIT DCC Inc., a Delaware corporation ("CIT DCC"); (11) CIT DFS Inc., a Delaware corporation ("CIT DFS"); (12) CIT Communications Finance Corporation, a Delaware corporation ("CIT Communications"); and (13) CIT Credit Group USA Inc., a Delaware corporation ("CIT USA") (collectively referred to herein as the "Parties").

                                    RECITALS:

         WHEREAS, the Parties wish to extend the term of the DFS Agreement (as defined below) and amend the provisions thereof in certain respects; and

         WHEREAS, the Parties desire to amend and modify certain other related agreements as set forth herein.

         NOW,  THEREFORE,  in  consideration  of the mutual  promises  contained
herein  and  for  other  good  and  valuable  consideration,   the  receipt  and
sufficiency of which are hereby acknowledged, the Parties agree as follows:

         1. Definitions. Unless otherwise provided herein, capitalized terms shall have the meanings set forth below or in the provisions and recitals of this Agreement:

      "Affiliate" has the meaning set forth in the DFS Agreement.

      "Ancillary Agreements" has the meaning set forth in the DFS Agreement, excluding this Agreement.

      "Business Day" has the meaning set forth in the DFS Agreement.

      "CIT Aggregate Interest" has the meaning set forth in the DFS Agreement.

      "CIT Bank" means CIT Bank N.A., a Utah industrial loan corporation having its principal location in Salt Lake City, Utah.

      "CIT Funding Payment(s)" means the Quarterly CIT Funding Payments and the Dell Initiated Lump Sum Funding Payment, as applicable, as such terms are defined in Section 3 of this Agreement.

      "CIT Termination Event" has the meaning set forth in the DFS Agreement.

      "Dell Purchase Option" has the meaning set forth in the DFS Agreement.

      "Dell's Public Segment" means that portion of the Dell business segment (howsoever described or organized in the future) that offers Dell products to federal, state and local governments.

      "Financing" or "Financing Services" means the offering or providing of financings of the sale or the provision of products to customers, including, without limitation, by means of leases, installment sales contracts, and conditional sales contracts and loans (whether secured or unsecured).

      "Fiscal Year" has the meaning set forth in the DFS Agreement.

      "Funding Mix" means the allocation of Gain-Generated Funding between various customers, based upon (i) the Dell customer segment, and (ii) credit profile.

      "Funding Termination Factor" means a percentage to be agreed upon by the Parties.

      "Gain-Generated Funding" means any Transaction funded through an RPU (as defined in the Reserve Administration Agreement).

      "IDC" means International Data Corporation, or its successor entity.

      "Limited Liability Company Agreement" means the Limited Liability Company Agreement of Dell Credit Company L.L.C., dated April 12, 1997, by and between Dell Gen P. Corp and CIT DCC Inc., as amended.

      "PCs" means desktops, notebooks, ultra portables, and X86 servers.

      "Omnibus Agreement" has the meaning set forth in the DFS Agreement.


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

      "Operating and Purchase Agreement" has the meaning set forth in the Omnibus Agreement, as such Operating and Purchase Agreement has been amended from time to time.

      "Reserve  Administration   Agreement"  means  the  Reserve  Administration
Agreement, entered into as of the 8th day of September, 2004, by and between Dell and CIT and the other parties thereto.

      "Transactions" means leases and loans booked on the DFS system of record.

         2. Amendment and Restatement of Agreement of Limited Partnership of DFS. The Agreement of Limited Partnership of DFS, dated as of April 14, 1997, as amended, shall be amended and restated in the form attached hereto as Exhibit A, and such agreement, as amended and restated is referred to herein as the "DFS Agreement."

         3. Funding Arrangements.

         (a) Funding Rights. Subject to the provisions below, CIT shall have the right to purchase Gain-Generated Funding in each Fiscal Year in an amount equal to the percentage of DFS total Gain-Generated Funding as set forth on Schedule A (such right will be referred to herein as the "CIT Minimum Funding Right"). In addition, subject to the provisions below, Dell shall have the right to purchase Gain-Generated Funding in each Fiscal Year to the extent not covered by the CIT Minimum Funding Right (such right, expressed as a percentage of DFS total Gain-Generated Funding will be referred to herein as the "Dell Funding Right"; and the Dell Funding Right and the CIT Minimum Funding Right are collectively referred to herein as the "Funding Rights" or individually as a "Funding Right").

         (b) Funding Term. The term of the CIT Minimum Funding Right and Dell Funding Right shall commence at the beginning of Fiscal Year 2006 and terminate at the end of Fiscal Year 2010 (the "Funding Term"). Upon the purchase of the CIT Aggregate Interest by Dell, the CIT Minimum Funding Right shall remain in effect through the expiration of the Funding Term unless Dell exercises the Funding Termination Option (as defined in Section 3(g) hereof). From the date Dell acquires the CIT Aggregate Interest, pursuant to the DFS Agreement, through the end of the Funding Term, Dell covenants as to itself and its Affiliates to (A) preserve the DFS and DFS-SPV business structure, operate DFS and DFS-SPV, respectively, as separate legal entities and not merge, sell assets (outside the ordinary course of business), dissolve or otherwise alter the legal structure of DFS and DFS-SPV (except that Dell may seek CIT's consent to do any of the aforementioned actions and such consent shall not be unreasonably withheld as long as such actions will not have a negative effect, financial or otherwise, on CIT or any of its Affiliates); and (B) cause the business of DFS and DFS-SPV to be conducted in good faith and in the ordinary course consistent with past practice in a manner such that Dell does not take any action designed to enhance Dell's profitability at the financial detriment of CIT or its Affiliates. Notwithstanding the provisions of any of the Ancillary Agreements, none of the Ancillary Agreements shall automatically terminate upon the purchase by Dell of the CIT Aggregate Interest pursuant to the terms of the DFS Agreement, but instead such agreements (including this Agreement) shall remain in


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

         effect to the extent necessary to enable CIT to exercise its CIT Minimum Funding Right on the same terms and conditions as contemplated in this Agreement.

         (c) Dell Incremental Funding Right. If Dell (including any assignee of Dell pursuant to Section 3(d) of this Agreement) does not exercise its full Dell Funding Right in a given Fiscal Year, it shall be permitted to purchase in the next Fiscal Year an incremental amount above its Dell Funding Right for such Fiscal Year up to the amount (not to exceed in dollar value 5% of DFS total Gain-Generated Funding in the previous Fiscal Year) by which Dell did not achieve its full Dell Funding Right in the previous Fiscal Year. Conversely, Dell (including any assignees of Dell pursuant to Section 3(d) of this Agreement) may purchase an amount of Gain-Generated Funding in excess of its full Dell Funding Right in a given Fiscal Year (other than Fiscal Year 2010) (not to exceed in dollar value 5% of DFS's total Gain-Generated Funding in such Fiscal Year) (the "Incremental Funding Right"), and to the extent Dell exercises its Incremental Funding Right, the CIT Minimum Funding Right in such Fiscal Year shall be accordingly reduced; provided that the Dell Funding Right for the subsequent Fiscal Year shall be reduced by a like dollar amount, and CIT shall have the right, but not the obligation, to purchase any portion of such amount of Gain-Generated Fundings in such subsequent Fiscal Year in addition to the CIT Minimum Funding Right in such subsequent Fiscal Year (the "CIT Funding Right Adjustment") and the Dell Funding Right in such subsequent Fiscal Year shall be accordingly reduced. By way of example, if Dell purchased 19% of DFS total Gain-Generated Funding in Fiscal Year 2006, it would be permitted to purchase in Fiscal Year 2007, 35% of DFS total Gain-Generated Funding for Fiscal Year 2007 plus an additional amount of DFS total Gain-Generated Funding for Fiscal Year 2007 equal to 5% (and not 6%, as the Dell Incremental Funding is limited to 5%) of DFS total Gain-Generated Funding for Fiscal Year 2006. Similarly, if Dell purchased 29% of DFS total Gain-Generated Funding in Fiscal Year 2006, it would be permitted to purchase in Fiscal Year 2007 up to 35% of DFS total Gain-Generated Funding for Fiscal Year 2007 less an amount of DFS total Gain-Generated Funding for Fiscal Year 2007 equal to 4% of total Gain-Generated Funding for Fiscal Year 2006 (with such subtracted dollar amount equaling the CIT Funding Right Adjustment for Fiscal Year
         2007).

         (d) Assignment of Funding Right.

            (i) Dell, at its sole discretion, shall have the right to assign some or all of its Dell Funding Right (including its right to make incremental purchases pursuant to Section 3(c) of this Agreement) in any given Fiscal Year to a third party; provided, however, that CIT will have a right to match the terms offered to Dell by such third party and substitute such third party as the assignee of the Dell Funding Right.

               (A) Prior to assigning its Dell Funding Right to a third party, Dell shall provide to CIT, in writing, the terms and conditions upon which such third party will provide funding,


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

               and any other information as CIT may reasonably request (the "Dell Funding Notice"). CIT shall have seven (7) Business Days (the "Evaluation Period") upon receipt of the Dell Funding Notice to agree to provide such funding on the same terms and conditions as described in the Dell Funding Notice; provided, however, that if CIT accepts such terms and conditions within the Evaluation Period, Dell shall be obligated to assign its Dell Funding Right to CIT in connection with the transaction described in the Dell Funding Notice and provided further that Dell shall not solicit bids from third parties or accept unsolicited bids from third parties in connection with such transaction. If CIT does not agree in writing, prior to the expiration of the Evaluation Period, to provide funding on the same terms and conditions as set forth in the Dell Funding Notice, Dell may assign its Dell Funding Right to such third party on the same terms and conditions described in the Dell Funding Notice.

               (B) If CIT elects to accept the funding described above, such funding will be considered a Dell funding for the purpose of calculating the Dell Funding Right and the CIT Minimum Funding Right.

            (ii) Except with respect to CIT's match right in connection with an assignment by Dell of its Dell Funding Right (as described in clause
            (i) above), Dell shall have the sole right to determine whether CIT may purchase receivables in excess of its CIT Minimum Funding Right and CIT Funding Right Adjustment (where applicable).


         (e) Transaction Allocation and Funding Mix.

            (i) During the Funding Term, each of the Dell Funding Mix and the CIT Funding Mix shall be consistent with the total DFS Funding Mix, unless otherwise agreed to by Dell and CIT.


            (ii) Subject to the foregoing provisions, the allocation of Transactions between Dell and CIT (the "Transaction Allocation") shall be random. Neither party shall have preference as to the Transactions to be allocated to it.

               (A) On a monthly basis, DFS shall determine whether the Transaction Allocation resulted in (a) a Funding Mix for each of Dell and CIT that reflects the DFS Funding Mix and (b) funding by Dell


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

               and CIT equal to the relevant Funding Right as exercised by Dell and CIT respectively.

               (B) Notwithstanding the first sentence of Section 3(e)(ii) of this Agreement, if the Transaction Allocation after any given month (on a cumulative basis) does not result in the correct Funding Mix between Dell and CIT, then in the next month DFS shall provide the party that experienced a Funding Mix shortfall with an allocation of Transactions that is designed to prospectively offset such shortfall (a "Funding Mix Correction"). The process by which such Funding Mix Corrections occur shall be set forth in a policy (which shall be consistent with the terms of this provision) to be adopted by the Parties and to be administered by DFS.

               (C) Notwithstanding the first sentence of Section 3(e)(ii) of this Agreement, if the Transaction Allocation after any given month (on a cumulative basis) does not match the relevant Funding Right as exercised by Dell and CIT respectively, then in the next month DFS shall provide the party that experienced a Funding Right shortfall with an allocation of Transactions that is designed to prospectively offset such shortfall (a "Funding Right Correction"); provided, however, that if it is CIT that experiences the shortfall and CIT does not have a CIT Funding Right Adjustment in that Fiscal Year, and Dell has not exercised its Incremental Funding Right in that Fiscal Year, no Funding Right Correction shall be made, unless the shortfall exceeds 5% of the DFS total Gain-Generated Funding at the end of the month (on a cumulative basis) and then only to the extent of such excess. Any such shortfall for CIT up to 5% of the DFS total Gain-Generated Funding, where no Funding Right Correction is made by DFS on behalf of CIT, pursuant to the previous sentence, shall be deemed to be an exercise by Dell of its Dell Incremental Funding Right. The process by which such Funding Right Corrections occur shall be set forth in a policy (which shall be consistent with the terms of this provision) to be adopted by the Parties and to be administered by DFS.

         (f) Dell's Right to Enter into Receivables Purchase Agreements. Dell or any subsidiary thereof, shall have the right to enter into receivables purchase agreements and related agreements with DFS, DFS-SPV and CIT Bank under the same terms and conditions as the CIT Receivables Purchase Agreement, as amended; the Commercial Loan CIT Receivables Purchase Agreement, as amended; the DPA Receivables Purchase Agreement, as amended; the DPA Servicing Agreement, as amended; and the DPA Sub Servicing Agreement, as amended; and any other agreements as are necessary to effectuate the terms and conditions of this Agreement.

         (g) Termination of CIT Minimum Funding Right. Upon the occurrence of a CIT Termination Event pursuant to Section 8.1(a)(vi) (a CIT Change of Control) of the DFS Agreement, and the exercise by Dell of its Dell Purchase Option pursuant to the terms of the DFS Agreement, Dell shall have the right through the duration of the Funding Term to terminate the CIT Minimum Funding Right theretofore unexercised by CIT (the "Funding Termination Option"); provided, however, that Dell shall provide CIT six (6) months prior written notice of its intent to exercise the Funding Termination Option and will pay CIT the CIT Funding Payment(s) as defined below. The date on which Dell effectively exercises its Funding Termination Option shall be referred to herein as the "Funding Termination Date."

               (A) CIT Funding Payment(s). If Dell exercises the Funding Termination Option in accordance with this Agreement, then Dell shall pay to CIT the Quarterly CIT Funding Payments (as defined below); provided, however, that after February 1, 2008, Dell shall pay to CIT the Dell Lump Sum Funding Payment (as defined below) (the Quarterly CIT Funding Payments and the Dell Lump Sum Funding Payment are referred to herein collectively as the "CIT Funding Payment(s)").

               (B) The "Quarterly CIT Funding Payments" shall be payments made within 15 Business Days after the end of each Fiscal Quarter, beginning from the end of the Fiscal Quarter in which the Funding Termination Date occurs through the end of the Funding Term, equal to the maximum amount of Gain-Generated Funding that CIT could have purchased pursuant to the CIT Minimum Funding Right for the relevant Fiscal Year if Dell had not exercised its Funding Termination Option, and calculated on a quarterly basis, multiplied by the Funding Termination Factor. The first Quarterly CIT Funding Payment shall be calculated on a pro rata basis to account for the time within the relevant Fiscal Quarter in which the Funding Termination Date occurred.

               (C) The "Dell Lump Sum Funding Payment" shall be an amount equal to the present value of the total unexercised amounts of the CIT Minimum Funding Right as of the later of either (i) the Funding Termination Date, or (ii) the end of the last Fiscal Quarter for which Dell made a Quarterly CIT Funding Payment, (the later of either such date referred to herein as the "Lump Sum Payment Date"), through the end of the Funding Term (based in good faith upon the actual DFS business plan and the Dell volume forecast, both as available at that time), multiplied by the Funding Termination Factor, and then discounted to the Lump Sum Payment Date at 8.5% per annum.


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

         4. Exclusivity.

         (a) Section 4 of the Master Agreement, as amended by Section 7(d) of the Omnibus Agreement, is hereby deleted in its entirety and replaced with the following:

            "4. CIT's Exclusivity Covenants.

               (a)  Until the  earlier  of (i)  February  1,  2008,  or (ii) the occurrence of a CIT Termination Event described in Section 8.1(a)(vi) (a CIT Change of Control) of the DFS Agreement and the exercise by Dell of the Dell Purchase Option, CIT shall not, and shall cause each of its Affiliates not to, directly or indirectly, enter into any new agreements, arrangements or understandings relating to the provision in the United States of financings of the sale or the provision of products, including by means of leases, installment sales contracts, conditional sales contracts, loans (whether secured or unsecured) and related financial services (including asset management, tracking and recovery services, refurbishing, remarketing and rental programs) (a "Competitive Business") (such financing referred to herein as "Financing Services") to any Dell Competitor.

               (b) For purposes hereof, "Dell Competitor" is defined as follows:

                        (1) Until February 2, 2007, the following companies reflected on the "PC Tracker Report" published by IDC (or if such PC Tracker Report does not exist at such time, the nearest equivalent list as determined jointly by Dell and CIT at such time (the "Substitute List")):
                        (i) "Top Ten Vendors, Worldwide PC Shipments"; and (ii) "Top Ten Vendors, USA PC Shipments." Notwithstanding the foregoing, none of Toshiba, Apple and Acer shall be considered a Dell Competitor.

                        (2) Subsequent to February 2, 2007, the following companies reflected on the "PC Tracker Report" published by IDC (or if such PC Tracker Report does not exist at such time, the Substitute List): (i) the top five vendors listed on "Top Ten Vendors, Worldwide PC Shipments"; and (ii) the top five vendors listed on "Top Ten Vendors, USA PC Shipments." Notwithstanding the foregoing, none of Toshiba, Apple and Acer shall be considered a Dell Competitor.


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                        (3)  If, at any time, CIT provides Financing Services to
                        a party that is not at that time a Dell Competitor, then
                        that  party  will  not  be   considered  to  be  a  Dell
                        Competitor at any time in the future even if such party subsequently appears on any of the lists described above.

                        (4) Dell covenants that it will provide to CIT, promptly after they become available, copies of and access to the PC Tracker Report or the Substitute List; provided that until CIT receives an updated PC Tracker Report or Substitute List, CIT shall rightfully rely on the last PC Tracker Report or Substitute List provided by Dell.


               (c) Notwithstanding the foregoing, the restrictions set forth in this Section 4 shall not impair, affect or interfere with the ability of CIT or any of its Affiliates to:

                        (1) provide Financing Services to any Dell Competitor, provided that CIT or the CIT Affiliates does not: (i) provide pricing terms that are better than those provided to DFS or DFS-SPV as applicable; (ii) provide financing on a private label basis; and/or (iii) provide residual financing to the Dell Competitors;

                        (2)  effect  any   fundings  or  the   purchase  of  any
                        transactions originated outside the United States;

                        (3)  provide  Financing   Services  in  accordance  with
                        Section 6(c) of the Operating and Purchase Agreement; or

                        (4) provide Financing Services to a Dell Competitor without restriction for the purpose of financing products other than desktops, notebooks, ultra portables, and X86 servers."

            (ii) Section 7(e) of the Omnibus Agreement is hereby deleted in it entirety.


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

         5. Transition Expenses. Beginning at the Effective Date, DFS shall pay for all Transition Expenses (as defined below) and Dell shall promptly reimburse DFS for any costs incurred by DFS that are commercially unreasonable and not reasonably required in order to transition DFS to a more integrated financing entity (the "Transition"); provided, however, that until such a time as Dell purchases the CIT Aggregate Interest, all Transition Expenses in excess of $100,000, individually or in the aggregate, shall require a Supermajority Vote (as defined in the Limited Liability Company Agreement). For the purposes hereof, a "Transition Expense" is any dollar expense amount that (i) would not have been incurred by DFS absent the Transition; and (ii) is reasonably necessary in order to carry out such Transition.

         6. Governance of DFS.

         (a) Section 1.1 of the Limited Liability Company Agreement (entitled Definitions) shall be amended by:

         (i) adding the following definition in the proper alphabetical order:

         "Dell's Public Segment" means that portion of the Dell business segment (howsoever described or organized in the future) that offers Dell products to federal, state and local governments.

         "Operating and Purchase Agreement" means the Operating and Purchase Agreement, dated April 17, 1997, by and between Dell Inc. and DFS, as amended.

         "DFS-SPV Credit Agreement" means the Credit Agreement, effective October 31, 1998, between DFS-SPV (as Borrower) and CIT DFS (as Lender), as amended.

         (ii) deleting the definition of "Ancillary Agreement" and replacing it with the following:

         "Ancillary Agreement" has the meaning set forth in the DFS Limited Partnership Agreement and includes the DFS Limited Partnership Agreement.

         (iii) deleting the definition of "DFS Limited Partnership Agreement" and replacing it with:

         "DFS Limited Partnership Agreement" means the Amended and Restated Limited Partnership Agreement of Dell Financial Services L.P., dated September 8, 2004, by and between the Company, Dell DFS Corporation and CIT DFS Inc., as amended from time to time.

         (v) deleting the following defined terms in their entirety: "Credit Agreement"; Master Agreement"; "Receivables Purchase Agreement";

         (b) Deleting any reference in the Limited Liability Company Agreement to Newcourt DCC Inc. and replacing it with CIT DCC Inc. (which shall be defined therein as "CIT") and correspondingly replacing the term Newcourt Directors with CIT Directors.

         (c) Section 5.8 of the Limited Liability Company Agreement (entitled Decisions of the Board) shall be deleted in its entirety and replaced with the following:


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

         "5.8 Decisions of the Board.

            (a) Normal  Decisions.  Subject to the provisions of Section 5.8(b),
(c) and (d), any decision or action of the Board shall require a Normal Vote.

            (b) Decisions Requiring Supermajority Vote.

            (i) Actions of the Company as General Partner of DFS. Notwithstanding the provisions of Section 5.8(a), the Company in its capacity as General Partner of DFS shall not take, and shall not cause DFS to take, any of the following actions without a Supermajority Vote:

                  (A) Authorizing,  approving or making a pledge, hypothecation, encumbrance or other voluntary grant or conveyance of a security interest in any of DFS's assets other than pursuant to the terms and provisions of any of the Ancillary Agreements;

                  (B) Authorizing, approving or making a Transfer (whether by sale, assignment, merger, consolidation, reorganization, recapitalization or otherwise) of all or substantially all of DFS's assets other than pursuant to the terms and provisions of any of the Ancillary Agreements;

                  (C) Except as provided in Section 5.8(d)(ii)(B),  authorizing, approving or making an amendment, supplement or modification to or termination or waiver of any of the terms, conditions or provisions of any Ancillary Agreement;

                  (D) Authorizing or approving a "Partner Loan" (as defined in the DFS Limited Partnership Agreement) other than pursuant to the terms and provisions of any of the Ancillary Agreements;

                  (E) Authorizing, approving or making a "Distribution" (as defined in the DFS Limited Partnership Agreement) to any Partner other than in the manner set forth in the DFS Limited Partnership Agreement or authorizing or approving the suspension, reduction or other restriction of a "Distribution" (as defined in the DFS Limited Partnership Agreement) pursuant to Section 4.2(c) of the DFS Limited Partnership Agreement;

                  (F) Authorizing,  approving or making a material change in the
            DFS Businesses;

                  (G) Authorizing, approving or making a material acquisition by
            DFS of assets or capital stock or other ownership interest in another Person;

                  (H) Authorizing or approving the admission of, or admitting, additional Partners to DFS other than the admission of a Substitute Partner pursuant to the terms, conditions and provisions of the DFS Limited Partnership Agreement;

                        (I) Authorizing or approving a dissolution of DFS or a DFS Liquidation other than pursuant to the terms of the DFS Limited Partnership Agreement;

                        (J) Selecting from time to time the independent auditors
            for DFS;

                        (K) Authorizing or approving any modification to the Funding Administrative Fee Percentages (as such term is defined in the DFS Limited Partnership Agreement) for each Fiscal Quarter; provided that any such modification must be approved prior to the end of each Fiscal Quarter and no approved modification shall have retroactive effect to the prior Fiscal Quarter;

                        (L) Authorizing or approving any modification to the Bonus Referral Fee (as such term is defined in the Operating and Purchase Agreement) for each Fiscal Quarter; provided that any such modification must be approved prior to the end of each Fiscal Quarter and no approved modification shall have retroactive effect to the prior Fiscal Quarter; or

                        (M) The  adoption,  implementation  and  maintenance  of
            administrative and accounting software systems for DFS;

                        (O)   Authorizing  or  approving  any   modification  or
            amendment with respect to the past accounting practices, policies and procedures of DFS;

                        (P) Authorizing or approving any modification or amendment to the past practices, policies and procedures of DFS with respect to late fees on consumer and commercial accounts, including those relating to assessment, application and collection of late fees, unless such modifications or amendments are required by law; or

                        (Q)  The  adoption,   implementation,   management   and
            suspension of any collections or repossession policies, procedures or activities of DFS.

            (ii) Other Actions. Notwithstanding the provisions of Section 5.8(a), the Company shall not take, and the Board shall not cause the Company to take, any of the following actions without a Supermajority Vote:

                        (A)   Authorizing,   approving   or   making  a  pledge,
            hypothecation, encumbrance or other voluntary grant or conveyance of a security interest in any of the Company's Property;

                        (B) Authorizing, approving or making a Transfer (whether
            by sale, assignment, merger, consolidation, reorganization, recapitalization or otherwise) of substantially all of the Property of the Company;

                        (C) Authorizing or approving a Member Loan;

                        (D) Authorizing, approving or making Distributions other
            than in the manner provided in Section 4.2 or authorizing or approving the withholding of a Distribution pursuant to Section 4.2(c);

                        (E) Authorizing, approving or making a material change in the Business;

                        (F)   Authorizing,   approving   or  making  a  material
            acquisition of assets or capital stock or other ownership interest in another Person;

                        (G) Authorizing or approving the admission of, or admitting, additional Members to the Company other than the admission of a Substitute Member pursuant to the terms, conditions and provisions of Section 7.2;

                        (H)   Authorizing   or   approving  a   dissolution   or
            Liquidation of the Company other than pursuant to the terms of this Agreement; or

                        (I) Selecting from time to time the independent auditors
            for the Company.

                  (c) Decisions Requiring Approval of Only Dell Directors. Notwithstanding the provisions of Section 5.8(a), the following actions of the Company shall require only the approval of the Voting Block consisting of the Dell Directors:

                        (i) Organizing,  or causing the organization of, the DFS
            Business into segments and arranging, rearranging or reorganizing such segments, or adding or deleting segments, from time to time in order to reflect the organization and division of Dell Inc's marketing and sales efforts; and

                        (ii) Authorizing or approving the purchase of, and causing DFS to purchase, residual value insurance.

                        (iii) Authorizing or approving actions that reasonably relate to the transition of DFS to a more integrated financing entity (the "Transition"), including, but not limited to, actions relating to DFS's operational funding capabilities, systems transitions, IT decisions, organizational structure and human resources decisions (including all decisions regarding senior management); provided, however, that until such a time as Dell purchases the CIT Aggregate Interest (as defined in the DFS Limited Partnership Agreement), any Transition Expense (whether reasonable or commercially unreasonable) in excess of $100,000, individually or in the aggregate, shall require a Supermajority Vote. For the purposes hereof, a "Transition Expense" is any expense that (i) would not have been incurred by DFS absent the Transition; and (ii) is reasonably necessary in order to carry out the Transition.

                        (iv) Causing DFS to enter into one or more agreements with financial services vendors to allow DFS to offer financial services to customers in Dell's Public Segment; provided, however, that any exclusive arrangement between DFS and any such vendor entered into during the Funding Term (as defined in the 2004 Extension and Funding Agreement) shall require a Supermajority vote."

                  (d) Decisions Requiring Approval of Only CIT Directors. Notwithstanding the provisions of Section 5.8(a), until February 2, 2007, the following actions of the Company shall require only the approval of the Voting Block consisting of the CIT Directors; provided, however, that after February 2, 2007 and until such a time as Dell has purchased the CIT Aggregate Interest pursuant to the DFS Limited Partnership Agreement the following actions of the Company shall require a Supermajority Vote:

                        (i)  The  adoption,   implementation,   management   and
            supervision of any credit policies, procedures or activities of DFS;

                        (ii) Any  changes  to the  residual  policies  of DFS or
            DFS-SPV, including setting the estimated book value of Equipment in order to determine the Residual Investment (as defined in the DFS-SPV Credit Agreement). Although the CIT Directors may use their absolute discretion in setting the book value of a piece of Equipment in order to determine the Residual Investment, unless the CIT Directors otherwise mandate, the book value of Equipment used to determine the Residual Investment shall automatically be adjusted as follows:

                              (A) If the actual residual realization on all Equipment for the past four Fiscal Quarters of DFS-SPV (using a weighting of 40% for the most recent Fiscal Quarter, 30% for the second most recent Fiscal Quarter, 20% for the third most recent Fiscal Quarter and 10% for the fourth most recent Fiscal Quarter) is less than the anticipated residual realization (as established at the time of inception) on all Equipment for the past four Fiscal Quarters of DFS-SPV (using the same weighting percentages), the difference being the "Residual Realization Shortfall", then the book value of Equipment used to determine the future Residual Investment shall automatically be adjusted downward from its then current levels by an amount determined by multiplying the Residual Realization Shortfall by 1.2; and

                              (B) If the actual residual realization on all Equipment for the past four Fiscal Quarters of DFS-SPV (using the same weighting percentages from above) is greater than the anticipated residual realization (as established at the time of inception) on all Equipment for the past four Fiscal Quarters of DFS-SPV (using the same weighting percentages from above) the difference being the "Residual Realization Overage", than the book value of Equipment used to determine the future Residual Investment shall automatically be adjusted upward from its then current levels by an amount determined by multiplying the Residual Realization Overage by .8. Notwithstanding the automatic residual adjustments, if in the sole discretion of the CIT Directors additional or contradictory changes are required, then the CIT Directors may ignore the automatic adjustments and make any adjustments that the CIT Directors deem necessary."

         7. Consumer Lending. If requested by Dell, CIT shall reasonably assist DFS in its efforts to create a consumer and small business lending platform. CIT shall use its best efforts, subject to federal, state or local law, statute, ordinance, rule, regulation, judgment, order, injunction, decree, agency requirement, license or permit of any governmental entity, to cause CIT Bank, throughout the Funding Term, to continue to provide the banking services it currently provides to DFS and DFS-SPV on substantially the same terms and conditions; provided, however, that (i) Dell shall be permitted to cause DFS to discontinue such services and terminate any related agreement if Dell establishes a consumer and small business lending platform; and (ii) the pricing for such services shall be market-based and reevaluated on an annual basis.

         8.  Right  to  Systems  and  Data.   CIT  shall  grant  Dell  (and  its
subsidiaries) and DFS the right to purchase or license at fair value the systems, processes and, to the extent assignable, licenses owned or held by CIT that may be needed by Dell and DFS to enable DFS to conduct its business as a more integrated financing entity. Subject to applicable consumer privacy laws and regulations, CIT shall grant Dell (and its Affiliates) and DFS the right to access and use all CIT portfolio data related to DFS that Dell (and its Affiliates) and DFS may reasonably require in order to operate DFS as a more integrated financing entity (particularly such data and other information as is needed to allow Dell to purchase and sell receivables). Notwithstanding the foregoing, CIT may restrict Dell's and DFS's access to information that CIT, at its sole reasonable discretion, designates as either "confidential" or "competitive".

         9. International Agreements.

         (a) CIT and Dell shall in good faith negotiate an extension of the term of that certain Program Agreement entered into between Dell and CIT (or their Affiliates) with respect to the provisions of Financing Services to Dell's customers in Canada, to be coterminous with the term of the DFS Agreement.

         (b) CIT and Dell shall in good faith negotiate an extension of the UK/Ireland vendor relationship and existing vendor relationship agreements in other European countries to be coterminous with the term of the DFS Agreement.

         (c) CIT and Dell shall in good faith negotiate the establishment of exclusive vendor agreements in New Zealand, Australia and parts of Asia.

         (d) All decisions regarding the above international agreements are subject to the affirmative consent of the local Dell business leaders and such decision-making process is not subject to the foregoing good faith negotiation process.

         (e) Section 8 of the Omnibus Agreement is hereby deleted in its entirety.

         10. Effect of Amendment. Except as specifically set forth in this Agreement and the DFS Agreement, the terms and conditions of the Ancillary Agreements shall control the rights and obligations of the Parties relating to all aspects of the program. In the event of a conflict between the provisions of this Agreement or the DFS Agreement and any of the Ancillary Agreements, the provisions of this Agreement and the DFS Agreement shall control; provided, however, that to the extent not explicitly amended by the terms of this Agreement or the DFS Agreement, all of the remaining terms, conditions and provisions of the Ancillary Agreements shall remain in full force and effect and shall be read and interpreted as though the terms, conditions and provisions of this Agreement and the DFS Agreement had been included in the Ancillary Agreements effective as of the date of this Agreement.

         11. Further Assurances. The Parties agree that they will take such further actions and make such further amendments to the Ancillary Agreements (and related agreements, as applicable) as are necessary or appropriate to fully carry out and implement the intent of the various amendments included in this Agreement and the DFS Agreement.

         12. Multiple Counterparts and Facsimile. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute one and the same agreement, and shall become binding when one or more counterparts have been executed and delivered by each of the Parties. Facsimile signatures shall constitute original signatures for purposes of this Agreement.

         13. Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

         14. Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by both Dell and CIT. No waiver by any Party of any provision of this Agreement or any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be valid unless the same shall be in writing and signed by the Party making such waiver nor shall such waiver be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such default, misrepresentation, or breach of warranty or covenant.

         15. Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

         16. Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) when delivered personally to the recipient, (ii) 1 business day after being sent to the recipient by reputable overnight courier service (charges prepaid), (iii) one business day after being sent to the recipient by facsimile transmission or electronic mail, receipt confirmed, or (iv) four (4) Business Days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and addressed to the intended recipient as set forth below:


If to Dell or any Dell Affiliate:

One Dell Way
Round Rock, Texas 78682
Attention:  Treasurer:
Fax: (512) 283-9501
with a copy to:

Dell Inc.
One Dell Way
Round Rock, Texas 78682
Attention: General Corporate Counsel
Fax:  (512) 728-3773

If to CIT
1 CIT Drive
Livingston, NJ 07039
Attention: Heidi H. Smith
Vice President
Associate Chief Counsel
Fax: 973-740-5087

with a copy to:

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, NY 10019
Attention:  Trevor S. Norwitz, Esq.
Fax: 212-403-2000

If to DFS:
J. Kevin Nater, CEO and President
Dell Financial Services L.P.
One Dell Way
Round Rock, Texas 78682
Facsimile:  (512) 728-8252

With a copy to:
General Counsel at the same address

Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

         17. Specific Performance. Each Party acknowledges and agrees that the other Parties would be damaged irreparably in the event any provision of this Agreement is not performed in accordance with its specific terms or otherwise is breached, so that a Party shall be entitled to injunctive relief to prevent breaches of this Agreement and to enforce specifically this

Agreement and the terms and provisions hereof in addition to any other remedy to which such Party may be entitled, at law or in equity. In particular, the Parties acknowledge that the business of DFS and its Affiliates is unique and recognize and affirm that in the event Dell or CIT breach this Agreement, money damages would be inadequate and Dell or CIT would have no adequate remedy at law, so that Dell and CIT shall have the right, in addition to any other rights and remedies existing in their respective favor, to enforce their rights and the other Parties' obligations hereunder not only by action for damages but also by action for specific performance, injunctive, and/or other equitable relief.

         18. Submission to Jurisdiction. Each of the Parties submits to the jurisdiction of any state or federal court sitting in Delaware in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto. Any Party may make service on any other Party by sending or delivering a copy of the process to the Party to be served at the address and in the manner provided for the giving of notices in this Agreement. Nothing in this Agreement, however, shall affect the right of any Party to bring any action or proceeding arising out of or relating to this Agreement in any other court or to serve legal process in any other manner permitted by law or at equity. Each Party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

                                    DELL FINANCIAL SERVICES L.P.,
                                    a Delaware limited partnership

                                    By:   /s/ J. Kevin Nater
                                        ----------------------------------------
                                    Name: J. Kevin Nater
                                    Title: CEO and President

                                    DELL CREDIT COMPANY L.L.C.,
                                    a Delaware limited liability company

                                    By:   /s/ J. Kevin Nater
                                        ----------------------------------------
                                    Name: J. Kevin Nater
                                    Title: Chairman of the Board

                                    DFS-SPV L.P., a Delaware limited partnership

                                    By: DFS-GP, Inc.

                                    Its: General Partner

                                    By:   /s/ J. Kevin Nater
                                        ----------------------------------------
                                       Name: J. Kevin Nater
                                       Title: CEO and President

                                    DFS-GP, INC., a Delaware corporation

                                    By:   /s/ J. Kevin Nater
                                        ----------------------------------------
                                    Name: J. Kevin Nater
                                    Title: CEO and President

                                    DELL INC.,
                                    a Delaware corporation

                                    By:   /s/ Brian P. MacDonald
                                        ----------------------------------------
                                    Name: Brian P. MacDonald
                                    Title: Vice President and Treasurer

                                    DELL GEN. P. CORP.,
                                    a Delaware corporation

                                    By:   /s/ Brian P. MacDonald
                                        ----------------------------------------
                                    Name: Brian P. MacDonald
                                    Title: Vice President and Treasurer

                                    DELL DFS CORPORATION,
                                    a Delaware corporation

                                    By:   /s/ Brian P. MacDonald
                                        ----------------------------------------
                                    Name: Brian P. MacDonald
                                    Title: Vice President and Treasurer

                                    CIT GROUP INC.,
                                    a Delaware corporation

                                    By:   /s/ Thomas B. Hallman
                                        ----------------------------------------
                                    Name: Thomas B. Hallman
                                    Title: Vice Chairman

                                    CIT FINANCIAL USA, INC., a Delaware
                                    corporation

                                    By:   /s/ Jeffrey D. Simon
                                        ----------------------------------------
                                    Name: Jeffrey D. Simon
                                    Title: President-Vendor Technology Group

                                    CIT DCC INC., a Delaware corporation

                                    By:   /s/ Jeffrey D. Simon
                                        ----------------------------------------
                                    Name: Jeffrey D. Simon
                                    Title: President

                                    CIT DFS INC., a Delaware corporation

                                    By:   /s/ Jeffrey D. Simon
                                        ----------------------------------------
                                    Name: Jeffrey D. Simon
                                    Title: President

                                    CIT COMMUNICATIONS FINANCE
                                    CORPORATION, a Delaware corporation

                                    By:   /s/ Jeffrey D. Simon
                                        ----------------------------------------
                                    Name: Jeffrey D. Simon
                                    Title: President

                                    CIT CREDIT GROUP USA INC., a Delaware
                                    corporation

                                    By:   /s/ Jeffrey D. Simon
                                        ----------------------------------------
                                    Name: Jeffrey D. Simon
                                    Title: Executive Vice President

                                    Exhibit A
             Amended and Restated DFS Limited Partnership Agreement

         (Attached as Exhibit 10.2 to Form 8-K dated September 8, 2004.)

                                   Schedule A
                            CIT Minimum Funding Right

                         CIT Minimum Funding Right Table

--------------------------------------------------------------------------
            Fiscal Year               CIT Minimum Funding Right Percentage

--------------------------------------------------------------------------
                2006                                  75%

--------------------------------------------------------------------------
                2007                                  65%

--------------------------------------------------------------------------
                2008                                  50%

--------------------------------------------------------------------------
                2009                                  35%

--------------------------------------------------------------------------
                2010                                  25%

--------------------------------------------------------------------------

                                       23